Putnam
Global
Governmental
Income Trust

ANNUAL REPORT
October 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* A testament to its long-term performance potential, Putnam Global Governmental Income Trust's class A share total return for the 10 years ended October 31, 1997, ranked 1 out of 12 world government funds, according to Lipper Analytical Services, placing the fund in the top 8% of its category.*

* "This fund is still a decent choice for investors looking for a global offering that is very active at managing currency risk."

                          --  Morningstar Mutual Funds, June 6, 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

13 Portfolio holdings

17 Financial statements

 * Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 10/31/97, class A shares ranked 91 out of 137 and 34 out of 48 for 1- and 5-year performance, respectively; class B and class M shares ranked 107 and 97, respectively, out of 137 funds for 1-year performance. Class B and class M shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa



Dear Shareholder:

Global fixed-income portfolio managers had their hands full during the 12 months ended October 31, 1997, what with worry over renewed inflation and rising interest rates at home and currency crises abroad. During this challenging period, Putnam Global Governmental Income Trust continued to post returns well above its benchmark index.

Given the ever-changing and sometimes tumultuous events in Europe, Asia, and the United States, you should find the following fiscal 1997 report from fund managers D. William Kohli and Gail S. Attridge timely reading. Bill and Gail also provide insights into their strategies for the months ahead.

Finally I will add my voice to those reminding you that starting with the dividend payable in January 1998, your fund is changing from a quarterly to a monthly distribution schedule. Under the new policy, dividends will be paid on the last day of each month.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 17, 1997



Report from the Fund Managers
D. William Kohli, lead manager
Gail S. Attridge

Putnam Global Governmental Income Trust successfully navigated a number of hurdles this year - including rising U.S. interest rates, a stronger U.S. dollar, and heightened volatility in the emerging markets - to produce a small but positive total return. For the 12 months ended October 31, 1997, your fund's class A shares returned 3.38% at net asset value. Class A share performance at public offering price was -1.51%. For more performance information, including the results for other share classes, please see pages 8 through 10.

* GLOBAL MARKET HIGHLIGHTS

In the United States, economic activity was vigorous and widespread. Consumer spending rose, unemployment fell, sales of new homes set records, and manufacturing capacity became increasingly strained. Anticipating a potential spike in inflation, the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point in late March. The adjustment briefly dampened bond market returns. However, the lost ground was regained later in the year, as evidence of noninflationary growth bolstered investor confidence.

In Europe, the peripheral markets of Spain, Italy, and Sweden, buoyed by improving fiscal deficits and a benign inflation outlook, continued to outperform the core markets of Germany and France. Prospects for a broader European Economic and Monetary Union (EMU) continued to squeeze yields among potential participants. Earlier in the decade, when EMU was more theory than reality, less fiscally virtuous countries such as Italy and Spain paid a stiff yield premium to borrow in the markets. After the exchange rate mechanism crumbled in late 1992, Italian 10-year bonds traded as high as seven percentage points above German bonds. Today that spread has narrowed to 60 basis points (less than two thirds of one percentage point). In part, this reflects Italy's success at curbing inflation and the growth of government borrowing. But it also reflects the market's perception that Italy and Germany will one day share the same currency. Strong performance also came from the U.K. market this year, as talk of eventual British participation in EMU led to a dramatic rally in long-term bonds.

Although Japan's economy showed signs of improvement early in the fiscal year, it faltered again when already beleaguered Japanese consumers were hit with a tax increase in April. Part of the Japanese government's plan to reduce the country's bulging budget deficit by cutting fiscal spending and raising taxes, the higher consumption tax coincided with the announcement of major deregulation measures related to land reform and to Japan's troubled banking sector. Growth plunged at more than an 11% annual rate in the second quarter and bonds rallied. As Japan's economic situation worsened over the summer, we increased our investment stake. Although the severely low yields on these securities effectively capped their return potential, our Japanese position helped soften the impact of declines in emerging markets.

This year, investors witnessed how the emerging markets can respond in tandem to negative economic events in any one market. Although the fund did not hold any Southeast Asian bonds in October, when those markets experienced their most dramatic declines, our investments in Latin America and other developing regions were adversely affected by events in that corner of the world. In the roughly two years leading up to this summer, Japan's and China's currencies were in decline relative to the U.S. dollar. As a result, both nations were benefiting from cheaper exports relative to their Southeast Asian competitors. The pressure for countries such as Thailand, Indonesia, and Malaysia to become more competitive through cheaper exports culminated this year in a series of currency devaluations. Several monetary policy missteps in the aftermath of the devaluations left investors wary of emerging markets in general.


[GRAPHIC OMITTED: horizontal bar chart GEOGRAPHICAL BREAKDOWN (10/31/97)]

GEOGRAPHICAL BREAKDOWN (10/31/97)*

United States      61.1%
Germany             6.6%
United Kingdom      5.1%
South Africa        4.3%
New Zealand         2.8%
Denmark             2.8%
Australia           2.5%
Other              11.1%

Footnote reads:
*Based on total net assets as of 10/31/97. Country allocations will vary over time.

* FLIGHT TO QUALITY BENEFITS JAPAN AND UNITED STATES

With the yield advantage in peripheral European markets disappearing and with heightened volatility in the emerging markets, global fixed-income investors have increasingly turned to the United States and Japan. Of the developed countries, the U.S. now has one of the highest-yielding bond markets, along with a shrinking budget deficit, a strong currency, and negligible inflation. The fund's sizable stake in U.S. securities (61.1% of net assets as of October 31, 1997) aided overall performance during the year, despite the market's pullback in March related to the Fed rate increase.

In Japan, leading indicators have sunk to levels not seen since before the recession of the early 1990s. Given their recently devalued currencies, Japan's Asian trading partners are expected to reduce their imports of relatively expensive Japanese goods. At the same time, the more burdensome tax structure in Japan is likely to quell domestic consumption. Despite yields of less than 2% on 10-year bonds, the Japanese market is a relatively safe haven, since any interest-rate increase appears unlikely well into 1998.

* EMERGING-MARKETS TURMOIL SPARKS OPPORTUNITIES

In the coming months, we expect to continue to hold emerging-markets bonds. In our view, bonds from markets such as Brazil, Poland, and Mexico - where ongoing reforms are creating more favorable terms for investors - are the most likely to receive credit rating upgrades. (Historically, when bonds are upgraded by rating agencies, their prices rise.) We also expect to take advantage of opportunities in Southeast Asia and in select emerging-markets currencies on the grounds that markets tend to overreact in the face of economic crises.

In Europe, we expect to focus more on the principal markets of Germany, the United Kingdom, and France than on the smaller peripheral markets. The secondary markets have been the undisputed leaders in performance for most of this decade. At this point, we believe they have discounted convergence and hold more potential for corrections than rallies.

In the United States, we expect to maintain a somewhat cautious stance with respect to interest-rate exposure. The U.S. economy has registered four calendar quarters of GDP growth above 3%, and the Fed may see fit to raise rates in the new year. Given the relative strength of the U.S. economy, we intend to overweight the dollar.

With a stake in the world's developed and developing markets and a cautious eye toward the future direction of interest rates, we believe your fund is well positioned to make the most of the fixed-income opportunities that lie ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/97, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments. While U.S. government backing of individual securities does not insure principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. This fund includes investments in mortgage-backed securities, which are subject to prepayment risk.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Governmental Income Trust is designed for investors seeking high current income by investing principally in debt securities of foreign and U.S. government entities, including supranational issuers. Preservation of capital and long-term total return are secondary objectives.

TOTAL RETURN FOR PERIODS ENDED 10/31/97

                                Class A         Class B         Class M
(inception date)               (6/1/87)        (2/1/94)        (3/17/95)
                             NAV      POP     NAV   CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                      3.38%   -1.51%   2.62% -2.19%    3.15%   -0.23%
------------------------------------------------------------------------------
5 years                    32.19    25.89   27.36   25.64    30.30   26.07
Annual average              5.74     4.71    4.96    4.67     5.44    4.74
------------------------------------------------------------------------------
10 years                  153.02   140.95  133.38  133.38   145.10  137.20
Annual average              9.73     9.19    8.84    8.84     9.38    9.02
------------------------------------------------------------------------------
Life of fund              166.68   154.09  144.94  144.94   157.65  149.23
Annual average              9.87     9.36    8.98    8.98     9.51    9.16
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/97
                                         Salomon Bros.
                                          World Govt.    Consumer
                                          Bond Index    Price Index
------------------------------------------------------------------------------
1 year                                       2.61%         2.08%
------------------------------------------------------------------------------
5 years                                     44.52         13.96
Annual average                               7.64          2.65
------------------------------------------------------------------------------
10 years                                   134.78         40.16
Annual average                               8.91          3.43
------------------------------------------------------------------------------
Life of fund                               140.36         42.88
Annual average                               8.78          3.48
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available), and life-of-fund periods periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 10/31/87

                                Salomon Bros.
                              World Governmental
Date/year    Fund at POP         Bond Index            CPI

10/31/87         9425              10000              10000
10/31/88        11882              11207              10425
10/31/89        12224              11503              10893
10/31/90        14619              12816              11578
10/31/91        16430              14264              11917
10/31/92        18226              16245              12298
10/31/93        20142              18192              12637
10/31/94        18948              18850              12966
10/31/95        20725              21715              13330
10/31/96        23307              22880              13729
10/31/97        24095              23478              14016

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $23,338 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $24,510 ($23,720 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/97
                                   Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)                4               4               4
------------------------------------------------------------------------------
Income                             $1.015          $0.910          $0.982
------------------------------------------------------------------------------
  Total                            $1.015          $0.910          $0.982
------------------------------------------------------------------------------
Share value:                     NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
10/31/96                       $14.49  $15.21  $14.45  $14.44  $14.93
------------------------------------------------------------------------------
10/31/97                        13.94   14.64   13.90   13.89   14.36
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1           6.46%   6.15%   5.70%   6.22%   6.02%
------------------------------------------------------------------------------
Current 30-day SEC yield2        6.32    6.01    5.56    6.05    5.85
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)

                              Class A         Class B         Class M
(inception date)              (6/1/87)        (2/1/94)        (3/17/95)
                             NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                       5.65%   0.61%   4.88%  -0.04%   5.42%    1.96%
------------------------------------------------------------------------------
5 years                     32.51   26.23   27.67   25.96   30.62    26.40
Annual average               5.79    4.77    5.01    4.72    5.49     4.80
------------------------------------------------------------------------------
10 years                   156.91  144.73  136.92  136.92  148.65   140.60
Annual average               9.90    9.36    9.01    9.01    9.54     9.18
------------------------------------------------------------------------------
Life of fund               167.06  154.45  145.47  145.47  158.02   149.58
Annual average               9.98    9.46    9.08    9.08    9.61     9.26
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Salomon Brothers World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of government-bond markets in 14 countries. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended October 31, 1997

To the Trustees and Shareholders of
Putnam Global Governmental Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Global Governmental Income Trust, including the portfolio of investments owned, as of October 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Governmental Income Trust as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                     Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 9, 1997



Portfolio of investments owned
October 31, 1997


FOREIGN GOVERNMENT BONDS AND NOTES (31.3%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
AUD   5,085,000  Australia (Government of) bonds
                     Ser. 1007, 10s, 2007                                                     $    4,616,138
AUD   5,595,000  Australia (Government of) bonds
                   Ser. 302, 9 3/4s, 2002                                                          4,549,630
USD   7,000,000  Bank of Economic Affairs of Russia
                   (Vnesheconombank) non performing
                   loan 1999 +                                                                     5,950,000
USD   2,911,000  Bank of Foreign Economic Affairs of Russia
                   (Vnesheconombank) principal loan FRN,
                   Libor plus 13/16s, 2020 +##+++                                                  1,717,490
CAD   8,565,000  Canada (Government of) bonds
                   Ser. WB60, 7 1/4s, 2007                                                         6,858,929
DEM  19,750,000  Germany (Federal Republic of) bonds
                   Ser. 92, 8s, 2002                                                              12,868,985
DEM  12,815,000  Germany (Federal Republic of) bonds
                   Ser. 97, 6 1/2s, 2027                                                           7,733,574
DEM   5,360,000  Germany (Federal Republic of) bonds
                   Ser. 97, 6s, 2007                                                               3,202,017
NZD   5,910,000  New Zealand (Government of) bonds
                   10s, 2002                                                                       4,114,345
NZD   9,160,000  New Zealand (Government of) bonds
                   8s, 2004                                                                        6,083,794
DKK  70,900,000  Denmark (Government of) bonds 6s, 2026                                            9,984,775
USD   9,890,000  Peru (Government of) 144A
                   Ser. US, 4s, 2017                                                               5,538,400
ZAR  81,811,000  South Africa (Republic of) bonds
                   Ser. 153, 13s, 2010                                                            15,442,230
SEK  45,000,000  Sweden (Government of) bonds
                   Ser. 1037, 8s, 2007                                                             6,689,278
GBP   9,315,000  United Kingdom Treasury bonds
                   7 1/2s, 2006                                                                   16,581,636
GBP     530,000  United Kingdom Treasury bonds 7s, 2002                                              900,178
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $113,723,904)                                                        $  112,831,399

U.S. TREASURY OBLIGATIONS (52.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $ 34,080,000  U.S. Treasury Bond 6 3/8s, August 15, 2027 #                                 $   35,123,530
                 U.S. Treasury Notes
      4,495,000  6 1/4s, February 15, 2007                                                         4,605,982
     17,095,000  6 1/4s, August 31, 2002                                                          17,428,865
     29,655,000  6 1/8s, August 15, 2007                                                          30,299,107
     22,225,000  6s, July 31, 2002 #                                                              22,436,804
     61,615,000  5 7/8s, September 30, 2002                                                       61,932,933
     16,050,000  5 3/4s, September 30, 1999                                                       16,085,150
                                                                                              --------------
                 Total U.S. Treasury Obligations (cost $186,068,604)                          $  187,912,371

BRADY BONDS (1.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $  1,992,000  Philippines (Government of) Ser. B, FRB 6 1/4s, 2017                         $    1,648,380
      5,870,000  United Mexican States Ser. C, FRB 6.820s, 2019                                    5,224,300
                                                                                              --------------
                 Total Brady Bonds (cost $7,168,551)                                          $    6,872,680

CORPORATE BONDS AND NOTES (2.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
 $    1,450,000  Central European Media Enterprises Ltd. sr. notes
                   Ser. RG, 8 1/8s, 2004 (United Kingdom)                                      $     832,174
      1,450,000  Grupo Iusacell S.A. de C.V. 144A sr. notes
                   10s, 2004 (Mexico)                                                              1,406,500
        726,000  Pindo Deli Finance Mauritius Ltd. 144A company
                   guaranty 10 3/4s, 2007 (India)                                                    653,400
      2,310,000  Reliance Industries Ltd. 144A sr. unsub.
                   8 3/4s, 2007 (India)                                                            3,602,057
      3,150,000  Transamerican Energy 144A sr. disc. notes stepped-
                   coupon zero % (13s 6/15/1999), 2002 ++                                          2,630,250
                                                                                              --------------
                 Total Corporate Bonds and Notes (cost $9,348,224)                            $    9,124,381

COMMON STOCKS (0.1%) * (cost $403,384)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         11,327  PSF Holdings LLC Class A                                                      $     339,810

PURCHASED OPTIONS OUTSTANDING (0.4%) *
CONTRACT                                                                    EXPIRATION DATE/
AMOUNT                                                                      STRIKE PRICE               VALUE
------------------------------------------------------------------------------------------------------------
DEM  14,995,000  U.S. Dollars in exchange for                                  Nov. 97/
                   Deutschemarks (Put)                                         1.78 DEM       $       19,494
JPY   6,600,000  U.S. Dollars in exchange for                                  Nov. 97/
                   Japanese Yen (Put)                                          128 JPY             1,428,215
                                                                                              --------------
                 Total Purchased Options Outstanding
                   (cost $1,293,420)                                                          $    1,447,709

SHORT-TERM INVESTMENTS (8.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         25,000,000  Asset Securitization Cooperative Corp.
                       effective yield of 5.52%, November 19, 1997                            $   24,931,000
TRL 336,320,000,000  Turkey Treasury Bill zero %, 1998                                               904,050
          2,927,000  Interest in $269,350,000 joint repurchase
                       agreement dated October 31, 1997 with
                       S.B.C. Warburg due November 3, 1997
                       with respect to various U.S. Treasury
                       obligations -- maturity value of
                       $2,928,378 for an effective yield of 5.65%                                  2,927,459
                                                                                              --------------
                 Total Short-Term Investments (cost $28,762,509)                              $   28,762,509
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $346,768,596) ***                                    $  347,290,859
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $360,664,508.

***  The aggregate identified cost on a tax basis is $348,904,608, resulting in gross unrealized appreciation and depreciation of $1,675,235 and $3,288,984, respectively, or net unrealized depreciation of $1,613,749.

  +  Non-income-producing security.

 ++  The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

+++  A portion of the income will be received in additional securities.

  #  A portion of these securities was pledged and segregated with the custodian to cover margin requirements for the futures contracts at October 31, 1997.

 ##  When-issued securities (Note 1).

The rate shown on Floating Rate Notes (FRN) and Floating Rate Bonds (FRB) are the current interest rates shown at October 31, 1997, which are subject to change based on the terms of the security.

144A after the name of a security represents those exempt from registration under Rule 144A of the
Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Diversification by Country
Distribution of investments by country of issue at October 31, 1997 (as percentage of Market Value):

  U.S.               63.4%        Canada          2.0
  Germany             6.9         Sweden          1.9
  United Kingdom      5.3         Mexico          1.9
  South Africa        4.4         Peru            1.6
  New Zealand         2.9         India           1.2
  Denmark             2.9         Philippines     0.5
  Australia           2.6         Turkey          0.3
  Russia              2.2                       -----
                                  Total         100.0%
                                                =====



------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 1997
(aggregate face value $528,516,982)
                                                                              Unrealized
                                     Market     Aggregate Face   Delivery    Appreciation/
                                     Value          Value          Date     (Depreciation)
------------------------------------------------------------------------------------------
Australian Dollars              $  2,968,267     $  3,177,331     12/17/97     $ (209,064)
British Pounds                    10,069,005       10,076,395     12/17/97         (7,390)
Canadian Dollars                  29,250,472       30,030,568     12/17/97       (780,096)
Columbian Peso                       657,700          670,861     4/22/98         (13,161)
Deutschemarks                    193,767,428      188,473,979     12/17/97      5,293,449
El Salvador Colon                    302,501          297,399     4/13/98           5,102
El Salvador Colon                    806,669          794,448     4/20/98          12,221
French Francs                     25,453,206       24,934,270     12/17/97        518,936
Guatemala Quetzal                  1,097,704        1,078,227     4/13/98          19,477
Indonesian Rupiah                  3,255,192        3,322,617     2/23/98         (67,425)
Indonesian Rupiah                  1,465,514        1,415,374     6/23/98          50,140
Italian Lira                      16,944,148       16,312,194     12/17/97        631,954
Japanese Yen                     200,916,602      200,781,796     12/17/97        134,806
Philippines Peso                     991,836        1,025,427     3/25/98         (33,591)
Polish Zloty                       3,820,983        4,034,039     6/5/98         (213,056)
Spanish Peseta                    10,433,671       10,028,010     12/17/97        405,661
Swedish Krona                     14,882,609       14,560,942     12/17/97        321,667

Swiss Francs                      16,777,995       15,884,746     12/17/97        893,249
Venezuelan Bolivar                   383,147          382,256     6/19/98             891
Venezuelan Bolivar                 1,268,561        1,236,103     6/5/98           32,458
------------------------------------------------------------------------------------------
                                                                                6,996,228
------------------------------------------------------------------------------------------



Forward Currency Contracts to Sell at October 31, 1997
(aggregate face value $258,024,907)
                                                                       Unrealized
                        Market         Aggregate Face  Delivery       Appreciation/
                        Value              Value          Date        (Depreciation)
------------------------------------------------------------------------------------------
Australian Dollars    $  8,430,059     $  8,807,793    12/17/97       $  377,734
Danish Krone             4,688,973        4,479,849    12/17/97         (209,124)
Deutschemarks          113,406,934      109,826,525    12/17/97       (3,580,409)
Japanese Yen            87,851,100       87,815,578    12/17/97          (35,522)
New Zealand Dollar      16,058,834       16,386,980    12/17/97          328,146
South African Rand      14,580,564       14,759,029    12/17/97          178,465
Swiss Francs            16,834,459       15,949,153    12/17/97         (885,306)
------------------------------------------------------------------------------------------
                                                                     $(3,826,016)
------------------------------------------------------------------------------------------



Futures Contracts Outstanding at October 31, 1997
                                                                       Unrealized
                        Market         Aggregate      Expiration      Appreciation/
                        Value         Face Value         Date        (Depreciation)
------------------------------------------------------------------------------------------
Japanese Government
Bond 10YR Future
Mar 98 (Short)       $41,014,067      41,048,638        Mar. 98          $ 34,571
Japanese Government
Bond 10YR Future
Dec 97 (Long)         41,305,037      41,333,296        Dec. 97           (28,259)
Spanish 10YR Future
Dec 97 (Short)         2,337,594       2,336,045        Dec. 97            (1,549)
German 10YR Future
Dec 97 (Long)          2,368,852       2,367,229        Dec. 97             1,623
GILT Future
Mar. 98 (Long)        77,471,714      76,892,710        Mar. 98           579,004
GILT Future
Dec 97 (Short)        79,636,235      79,217,160        Dec. 97          (419,075)
------------------------------------------------------------------------------------------
                                                                         $166,315
------------------------------------------------------------------------------------------



Written Options Outstanding at October 31, 1997
(premiums received $186,688)
          Contract                                         Expiration Date/        Market
           Amount                                            Strike Price          Value
------------------------------------------------------------------------------------------
         $14,995,000  U.S. Dollars in exchange for        Nov. 97/1.73 DEM        $190,437
                      Deutschemarks (call)
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $346,768,596) (Note 1)            $347,290,859
---------------------------------------------------------------------------------------------------
Cash                                                                                     12,979,167
---------------------------------------------------------------------------------------------------
Foreign currency (cost $44,941)                                                              45,722
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            4,112,125
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      305,882
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           73,626,803
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                             151,572
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            9,508,250
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          3,155,004
---------------------------------------------------------------------------------------------------
Total assets                                                                            451,175,384

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         76,164,559
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  717,123
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                758,379
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   63,138
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                14,329
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    645
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      103,609
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               6,338,038
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             6,136,915
---------------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received $186,688) (Note 3)                 190,437
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       23,704
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        90,510,876
---------------------------------------------------------------------------------------------------
Net assets                                                                             $360,664,508

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $366,537,511
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (2,167,433)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions (Note 1)                                                   (7,578,072)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                         3,872,502
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding              $360,664,508

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($316,836,914 divided by 22,724,487 shares)                                                  $13.94
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $13.94)*                                      $14.64
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($41,321,598 divided by 2,972,650 shares)**                                                  $13.90
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,505,996 divided by 180,450 shares)                                                       $13.89
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $13.89)*                                      $14.36
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest (net of foreign tax of $17,854)                                               $23,006,964
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         3,005,982
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             760,362
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           28,479
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,888
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      819,344
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      419,234
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       11,439
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     23,289
--------------------------------------------------------------------------------------------------
Registration fees                                                                              175
--------------------------------------------------------------------------------------------------
Auditing                                                                                    50,702
--------------------------------------------------------------------------------------------------
Legal                                                                                        8,250
--------------------------------------------------------------------------------------------------
Other                                                                                       12,127
--------------------------------------------------------------------------------------------------
Total expenses                                                                           5,147,271
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (271,021)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             4,876,250
--------------------------------------------------------------------------------------------------
Net investment income                                                                   18,130,714
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           787,069
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                            (24,419)
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                       570,880
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                               (868,812)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                       3,011,851
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures, and
written options during the year                                                         (9,806,813)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (6,330,244)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $11,800,470
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of changes in net assets

                                                                                          Year ended October 31
                                                                                    ----------------------------------
                                                                                                1997              1996
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $  18,130,714       $ 22,795,829
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                               464,718         18,644,680
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and asset and liabilities in foreign currencies                                          (6,794,962)         4,075,700
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     11,800,470         45,516,209
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (13,468,566)       (19,095,421)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,549,654)        (1,769,324)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (90,042)           (70,261)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income
    Class A                                                                             (10,002,099)                --
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,150,812)                --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (66,867)                --
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                       (10,931,491)       (36,352,691)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                            (25,459,061)       (11,771,488)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       386,123,569        397,895,057
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income and undistributed net investment
income of $2,167,433 and $7,219,472, respectively)                                     $360,664,508       $386,123,569
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                       Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.49           $13.62           $13.33           $15.25           $15.98
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .71  (c)         .83  (c)        1.00              .97             1.07
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.24)             .82              .19            (1.84)             .44
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .47             1.65             1.19             (.87)            1.51
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.59)            (.78)            (.62)            (.10)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.43)              --               --               --             (.50)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --             (.28)            (.80)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --             (.15)            (.76)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.02)            (.78)            (.90)           (1.05)           (2.24)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $13.94           $14.49           $13.62           $13.33           $15.25
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            3.38            12.46             9.38            (5.93)           10.44
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $316,837         $343,125         $366,476         $461,506         $554,963
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.29             1.32             1.34             1.27             1.27
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.90             5.93             7.19             6.57             6.12
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             638.66           429.38           300.66           359.88           444.28
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Feb. 1, 1994+
operating performance                                                        Year ended October 31              to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $14.45           $13.60           $13.31           $15.38
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .59  (c)         .72  (c)         .77              .64
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.23)             .81              .33            (2.10)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .36             1.53             1.10            (1.46)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.52)            (.68)            (.55)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                     (.39)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                  --               --             (.26)            (.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.91)            (.68)            (.81)            (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $13.90           $14.45           $13.60           $13.31
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             2.62            11.57             8.63            (9.52) *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $41,322          $41,106          $30,910          $22,387
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             2.04             2.07             2.09             1.49  *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.22             5.13             6.59             4.76  *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              638.66           429.38           300.66           359.88
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       Mar. 17, 1995+
operating performance                                                                  Year ended October 31       to Oct. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $14.44           $13.59           $12.81
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .66 (c)          .77 (c)          .49
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             (.23)             .83              .88
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .43             1.60             1.37
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.56)            (.75)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                      (.42)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                   --               --             (.19)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.98)            (.75)            (.59)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $13.89           $14.44           $13.59
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              3.15            12.14            10.87  *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $2,506           $1,892             $509
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.54             1.58              .96  *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              4.74             5.52             4.78  *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               638.66           429.38           300.66
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
October 31, 1997

Note 1 Significant accounting policies

Putnam Global Governmental Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing principally debt securities of foreign or U.S. governmental entities, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return, consistent with high current income.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity method.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1997, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1997, the fund had a capital loss carryover of approximately $5,422,000 available to offset future capital gains, if any, which will expire on October 31, 2003.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of realized and unrealized gains and losses on forward foreign currency contracts, realized and unrealized gains and losses on certain future contracts, market discount and currency gains and losses on foreign bonds. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1997, the fund reclassified $1,189,579 to increase distributions in excess of net investment income and $11,128,130 to decrease paid-in-capital, with a decrease to accumulated net realized gains and losses of $12,317,709. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter. Prior to February 20, 1997, any amount over $1.5 billion was based on a rate of 0.60%.

The fund reimburses Putnam Management an allocated amount or the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1997, fund expenses were reduced by $271,021 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $975 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $36,675 and $1,093 from the sale of class A and class M shares, respectively and $96,814 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $2,400 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,267,077,659 and $1,340,314,444, respectively. Purchases and sales of U.S. government obligations aggregated $894,417,758 and $817,504,367, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                      Contract     Premiums
                                       Amounts     Received
------------------------------------------------------------
Written options
outstanding at
beginning of year                       $--              $--
------------------------------------------------------------
Options opened                   78,511,300          931,636
------------------------------------------------------------
Options expired                 (30,980,000)        (245,517)
------------------------------------------------------------
Options closed                  (32,536,300)        (499,431)
------------------------------------------------------------
Written options
outstanding at
end of year                      14,995,000         $186,688
------------------------------------------------------------

Note 4
Capital shares

At October 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                        October 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,148,613      $72,510,042
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,316,265       18,393,725
------------------------------------------------------------
                                  6,464,878       90,903,767

Shares
repurchased                      (7,412,644)    (104,404,420)
------------------------------------------------------------
Net decrease                       (947,766)    $(13,500,653)
------------------------------------------------------------

                                           Year ended
                                        October 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,861,140      $68,523,418
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,039,954       14,416,219
------------------------------------------------------------
                                  5,901,094       82,939,637

Shares
repurchased                      (9,134,287)    (128,468,462)
------------------------------------------------------------
Net decrease                     (3,233,193)    $(45,528,825)
------------------------------------------------------------

                                           Year ended
                                        October 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,542,262      $21,647,617
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       153,475        2,140,026
------------------------------------------------------------
                                  1,695,737       23,787,643


Shares
repurchased                     (1,567,095)     (21,917,232)
------------------------------------------------------------
Net increase                        128,642       $1,870,411
------------------------------------------------------------

                                           Year ended
                                        October 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,002,326      $28,059,178
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       103,798        1,437,147
------------------------------------------------------------
                                  2,106,124       29,496,325

Shares
repurchased                      (1,535,743)     (21,630,414)
------------------------------------------------------------
Net increase                        570,381       $7,865,911
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         111,086       $1,556,478
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        10,204          141,924
------------------------------------------------------------
                                    121,290        1,698,402

Shares
repurchased                         (71,842)        (999,651)
------------------------------------------------------------
Net increase                         49,448         $698,751
------------------------------------------------------------

                                           Year ended
                                        October 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount

------------------------------------------------------------
Shares sold                         133,470       $1,874,460
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         4,710           65,154
------------------------------------------------------------
                                    138,180        1,939,614

Shares
repurchased                         (44,620)        (629,391)
------------------------------------------------------------
Net increase                         93,560       $1,310,223
------------------------------------------------------------



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]
California, New York


LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply.
   Contact Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Alan Bankart
Vice President

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Governmental Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------

Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

36861 041/220/906   12/97